Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                             VA Capital Growth Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	10
Fund at a Glance	3	Statement of Operations	11
Portfolio Manager Interview	4	Statement of Changes in Net Assets	12
Financial Highlights	6	Notes to Financial Statements	13
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Fund at a Glance as of June 30,  2001

“We believe long-term investors
will be rewarded for ‘staying the
course.’ ”

Portfolio
Management

Pilgrim Baxter Team
Tenure: April 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/31/1998

6 month return	–7.68%

Average Annual Returns

1 year	4.18%

Since Portfolio Inception	7.12%

6-month income dividends per share	$0.08

6-month capital gain distributions per share	$0.18

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund1 versus a similar investment in the Standard &Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended June 30, 2001, the Evergreen VA Capital Growth Fund returned –7.68%. In comparison, its benchmark, the S&P 500 Index returned –6.70% and –1.26%, respectively for the same period.

During the six months, a sluggish economy provided a challenging environment for investors. As economic growth slowed, many companies failed to meet earnings expectations and provided very little insight as to when their businesses might improve. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates six times for a total of 2.75%. Because it generally takes several months for the economy to react to interest-rate cuts, economic growth and corporate earnings continued in the doldrums for the entire period. Against this backdrop, stocks struggled. While virtually all sectors of the market were volatile, growth stocks, particularly those in the technology area, had the toughest time.

What was the investment environment like for the period?

During the period, the fund’s portfolio was well diversified among a number of individual stocks and economic sectors. An overweighted position in financial stocks, which tend to perform well in periods of declining interest rates, had a positive impact on the fund’s return.

The fund’s holdings in energy and healthcare detracted moderately from performance. Toward the end of the period, the fund had no exposure to the energy sector. Our intention was to build an overweighted position in energy, noting the sector’s robust performance. Yet, as supply began to catch up with demand, we realized that the energy sector’s strong run may be winding down. We modified our plan accordingly, bringing energy holdings roughly in line with the sector’s weighting in the Index.

We remain overweighted in healthcare and financials, as we believe these sectors continue to show strong potential. We have increased our exposure to more economically sensitive sectors, namely technology and discretionary stocks, which we expect to benefit from stronger economic growth in the near future.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$45,471,436

Number of Holdings	38

P/E Ratio	23.5x

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Financials	24.5%

Healthcare	16.2%

Information Technology	14.6%

Industrials	12.6%

Consumer Discretionary	11.6%

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Portfolio Manager Interview

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Apple Computer	5.0%

First Data Corp.	4.4%

Tyco International, Ltd.	4.1%

Wells Fargo & Co.	4.0%

South Trust Corp.	3.8%

SYSCO Corp.	3.4%

Baxter International, Inc.	3.4%

International Business Machines Corp.	3.3%

American Express Co.	3.2%

Washington Mutual, Inc.	3.1%

What is your outlook?

We anticipate that continued easing by the Federal Reserve should eventually help the stock market look past the current weak state of fundamentals and move higher in anticipation of economic recovery. Accordingly, we believe the fund is positioned to take advantage of a better market and a better economy. We continue to monitor events, looking for evidence of a pickup in the economy. Should no signs of economic improvement appear by late summer or early fall, we would consider adopting some more defensive positions for the fund. However, several indicators remain strong — housing, consumer confidence and spending, among others — suggesting to us that the economy may soon rebound. The U.S. economy is still the strongest in the world. We believe long-term investors will be rewarded for “staying the course.”

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund (a)
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999	1998 (b)

Net asset value, beginning of period	$16.43	$14.42	$13.58	$12.50

Income from investment operations
Net investment income	0.04	0.10	0.01	0.03
Net realized and unrealized gains or losses on securities	(1.32)	2.37	0.87	1.05

Total from investment operations	(1.28)	2.47	0.88	1.08

Distributions to shareholders from
Net investment income	(0.08)	(0.01)	(0.02)	0
Net realized gains	(0.18)	(0.45)	(0.02)	0

Total distributions	(0.26)	(0.46)	(0.04)	0

Net asset value, end of period	$14.89	$16.43	$14.42	$13.58

Total return*	(7.68%)	17.69%	6.50%	8.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$45,471	$36,975	$28,377	$20,142
Ratios to average net assets
Expenses‡	1.02%†	1.03%	1.18%	1.05	%†
Net investment income	0.52%†	0.73%	0.06%	0.50	%†
Portfolio turnover rate	58%	79%	87%	54%

(a)	Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Capital Growth Fund, its accounting and performance history has been carried forward.
(b)	For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–96.1%
CONSUMER DISCRETIONARY–11.6%
Media–10.3%
AOL Time Warner, Inc.*	24,700	$1,309,100
Clear Channel Communications, Inc.*	11,500	721,050
Gannett Co., Inc.	13,000	856,700
Interpublic Group of Companies, Inc.	33,570	985,280
Viacom, Inc., Class B*	16,000	828,000

		4,700,130

Multi-line Retail–1.3%
May Department Stores Co.	16,900	578,994

CONSUMER STAPLES–3.4%
Food & Drug Retailing–3.4%
SYSCO Corp.	56,980	1,547,007

ENERGY–5.9%
Oil & Gas–5.9%
Anadarko Petroleum Corp.	13,200	713,196
Burlington Resources, Inc.	29,400	1,174,530
USX-Marathon Group	26,500	782,015

		2,669,741

FINANCIALS–24.5%
Banks–10.8%
SouthTrust Corp.	65,600	1,705,600
Washington Mutual, Inc.	37,047	1,391,115
Wells Fargo & Co.	39,080	1,814,484

		4,911,199

Diversified Financials–11.1%
American Express Co.	37,460	1,453,448
Fannie Mae	13,460	1,146,119
Freddie Mac	16,650	1,165,500
J.P. Morgan Chase & Co.	28,700	1,280,020

		5,045,087

Insurance–2.6%
CIGNA Corp.	12,500	1,197,750

HEALTH CARE–16.2%
Health Care Equipment & Supplies–3.3%
Baxter International, Inc.	31,300	1,533,700

Health Care Providers & Services–2.9%
Tenet Healthcare Corp.*	25,410	1,310,902

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Pharmaceuticals–10.0%
American Home Products Corp.	18,900	$1,104,516
Bristol-Myers Squibb Co.	21,100	1,103,530
Pfizer, Inc.	32,000	1,281,600
Schering-Plough Corp.	29,000	1,050,960

		4,540,606

INDUSTRIALS–12.6%
Aerospace & Defense–1.7%
United Technologies Corp.	10,850	794,871

Commercial Services & Supplies–6.8%
Automatic Data Processing, Inc.	21,300	1,058,610
First Data Corp.	31,300	2,011,025

		3,069,635

Industrial Conglomerates–4.1%
Tyco International, Ltd.	34,280	1,868,260

INFORMATION TECHNOLOGY–14.6%
Communications Equipment–1.6%
Cisco Systems, Inc.*	40,300	733,460

Computers & Peripherals–10.8%
Apple Computer*	97,700	2,271,525
Dell Computer Corp.*	15,000	392,250
EMC Corp.*	24,600	714,630
International Business Machines Corp.	13,400	1,514,200

		4,892,605

Software–2.2%
Oracle Systems Corp.*	53,500	1,016,500

TELECOMMUNICATION SERVICES–5.4%
Diversified Telecommunication Services–5.4%
AT&T Corp.	32,000	704,000
Sprint Corp.	30,000	640,800
Verizon Communications	20,450	1,094,075

		2,438,875

UTILITIES–1.9%
Electric Utilities–1.9%
Duke Energy Corp.	21,700	846,517

Total Common Stocks		43,695,839

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS–3.7%
MUTUAL FUND SHARES–3.7%
Evergreen Select Money Market Fund ø	1,707,366	$1,707,366

Total Investments–(cost $39,684,408)–99.8%		45,403,205
Other Assets and Liabilities–0.2%		68,231

Net Assets–100.0%		$45,471,436

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$39,684,408
Net unrealized gains on securities	5,718,797

Market value of securities	45,403,205
Receivable for Fund shares sold	37,372
Dividends and interest receivable	51,667
Deferred organization expenses	5,475

Total assets	45,497,719

Liabilities
Payable for Fund shares redeemed	11,678
Advisory fee payable	3,014
Due to other related parties	377
Accrued expenses and other liabilities	11,214

Total liabilities	26,283

Net assets	$45,471,436

Net assets represented by
Paid-in capital	$41,931,207
Undistributed net investment income	106,230
Accumulated net realized losses on securities	(2,284,798)
Net unrealized gains on securities	5,718,797

Total net assets	$45,471,436

Shares outstanding	3,054,316

Net asset value per share	$14.89

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Dividends	$244,594
	Interest	70,168

	Total investment income	314,761

	Expenses
	Advisory fee	164,943
	Administrative services fees	20,618
	Transfer agent fee	463
	Trustees’ fees and expenses	244
	Printing and postage expenses	5,654
	Custodian fee	5,185
	Professional fees	10,400
	Organization expenses	1,732
	Other	1,063

	Total expenses	210,303
Less:	Expense reductions	(2,513)
	Fee waivers	(234)

	Net expenses	207,556

	Net investment income	107,205

	Net realized and unrealized gains or losses on securities
	Net realized losses on securities	(2,015,373)

	Net change in unrealized gains or losses on securities	(1,390,086)

	Net realized and unrealized losses on securities	(3,405,459)

	Net decrease in net assets resulting from operations	$(3,298,254)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund (a)
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$107,205	$220,284
Net realized gains or losses on securities	(2,015,373)	460,199
Net change in unrealized gains or losses on securities	(1,390,086)	4,492,218

Net increase (decrease) in net assets resulting from operations	(3,298,254)	5,172,701

Distributions to shareholders from
Net investment income	(220,258)	(13,711)
Net realized gains	(478,848)	(879,433)

Total distributions to shareholders	(699,106)	(893,144)

Capital share transactions
Proceeds from shares sold	14,399,507	8,761,209
Payment for shares redeemed	(2,605,282)	(5,335,094)
Net asset value of shares issued in reinvestment of distributions	699,106	893,143

Net increase in net assets resulting from capital share transactions	12,493,331	4,319,258

Total increase in net assets	8,495,971	8,598,815
Net assets
Beginning of period	36,975,465	28,376,650

End of period	$45,471,436	$36,975,465

Undistributed net investment income	$106,230	$219,283

Other Information:
Share increase (decrease)
Shares sold	924,030	586,575
Shares redeemed	(170,924)	(367,773)
Shares issued in reinvestment of distributions	50,404	64,487

Net increase in shares	803,510	283,289

(a)	Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Capital Growth Fund, its accounting and performance history has been carried forward.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Capital Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.80% of the average daily net assets of the Fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements (Unaudited) (continued)

Effective April 2, 2001, Pilgrim Baxter & Associates became the Fund’s investment sub-advisor and is paid by the Fund’s investment advisor.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $234. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.00%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $35,704,450 and $22,722,509, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $39,684,408. The gross unrealized appreciation and depreciation on securities based on that cost was $6,959,343 and $1,240,546 respectively, with a net unrealized depreciation of $5,718,797.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $2,513 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amor-

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements (Unaudited) (continued)

tization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

This page left intentionally blank

Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558953 6/01